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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                October 30, 2002
                                ----------------
                Date of Report (Date of earliest event reported)


                         HEARST-ARGYLE TELEVISION, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                      1-14776                 74-2717523
           --------                      -------                 ----------
 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)



                               888 Seventh Avenue
                            New York, New York 10106
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 887-6800
                                 --------------
              (Registrant's telephone number, including area code)


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Item 7. Exhibits.
        --------

(c) Exhibits.

      99.1      Press Release of the Registrant, dated October 30, 2002.



Item 9. Regulation FD Disclosure.
        ------------------------

On October 30, 2002, the Registrant issued a press release reporting financial results and earnings for the Registrant's quarterly period ended September 30, 2002. A copy of the press release is filed herewith as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEARST-ARGYLE TELEVISION, INC.



                                     By:  /s/  Jonathan C. Mintzer
                                          --------------------------------------
                                          Jonathan C. Mintzer
                                          Vice President, General Counsel
                                          and Secretary

Date: October 30, 2002

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                                  EXHIBIT INDEX

Exhibit No.   Exhibit
-----------   -------

   99.1       Press Release of the Registrant, dated October 30, 2002.